SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                    FORM 8-K



                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



        Date of Report: (Date of earliest event reported) August 9, 2002



                     OLD REPUBLIC INTERNATIONAL CORPORATION
             -------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                       0-4625                   36-2678171
----------------------------          ------------           -------------------
(State or other jurisdiction          (Commission            (I.R.S. Employer
of incorporation)                     File Number)           Identification No.)



               307 North Michigan Avenue, Chicago, Illinois 60601
               ---------------------------------------------------
               (Address of principal executive offices) (Zip Code)



                                 (312) 346-8100
              ----------------------------------------------------
              (Registrant's telephone number, including area code)



                                       N/A
          ------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 9.  Regulation FD Disclosure
         ------------------------

On August 9, 2002, the Chairman and Chief Executive Officer as well as the Senior Vice President and Chief Financial Officer of Old Republic International Corporation each signed the Statement Under Oath required by the Securities and Exchange Commission Order No. 4-460 of June 27, 2002 in conjunction with filing the Second Quarter Report on Form 10-Q on August 9, 2002. These were filed with and received by the Securities and Exchange Commission on August 12, 2002. Pursuant to the Statement by the Staff of the Securities and Exchange Commission on July 29, 2002, the two Statements Under Oath are furnished herewith as
Exhibit 99.1 and 99.2.

(c)      Exhibits.

99.1     Principal Executive Officer Signed Statement Under Oath dated August 9,
         2002

99.2     Principal Financial Officer Signed Statement Under Oath dated August 9,
         2002

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                          OLD REPUBLIC INTERNATIONAL CORPORATION
                                          --------------------------------------
                                                        Registrant



 Date: August 12, 2002                    By:  /s/ Spencer LeRoy III
                                             -----------------------------------
                                                   Senior Vice President,
                                                Secretary and General Counsel

                                INDEX TO EXHIBITS
                                -----------------

(c)      Exhibits

99.1    Principal Executive Officer Signed Statement Under Oath dated August 9,
        2002.

99.2    Principal Financial Officer Signed Statement Under Oath dated August 9,
        2002.